Exhibit 10.31

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004

CHANGE ORDER NUMBER: SP/BE-040

DATE OF CHANGE ORDER: December 11, 2006

Bundle of Changes #5 – SPLNG Scope Revisions Based On Expansion And CTLNG FERC Reviews, Low-Low Amp Shutdown, and Pig Launcher Foundation Credit.

The Agreement between the Parties listed above is changed as follows:

A. Trend T-0081 – This Change Order replaces Change Order SP/BE-019, a copy of which is attached, and incorporates all the specified design changes.

B. Trend T-1023 – Implement low-low current shutdown for the in-tank and send-out pumps directly into the General Electric (GE) Multilin Motor Protection Relay (MPR) in lieu of Safety Instrument System (SIS). The GE MPR will be programmed to shutdown the in-tank and send-out pumps on low-low power in lieu of low-low current. This will compensate for any voltage swings on the 4.16V buss supplying power to the pump motors and will provide a more consistent shutdown point. This change order estimate of $70,470 will be offset by the credit of $(-$70,470) for the pig launcher foundation in Section C below (T-1029).

C. Trend T-1029 – Delete foundation for the pig launcher. As a result, Bechtel’s scope will terminate at the discharge of the metering skid. The credit of (-$70,470) will be applied against the change order estimate for the Low-Low Amp shutdown in Section B above (T-1023) of $70,470 which will result in a zero amount.

Reference the following attached documents:

1) Estimate for Creole Trail LNG FERC Review and CTLNG FERC Filing Comments (T-0081)

2) Payment Milestones (T-0081)

3) Unilateral Change Order Number SP/BE-019 (T-0081)

4) Estimate for Low-Low Amp Shutdown from In-Take Pumps and Send-Out Pumps (T-1023)

5) E-Mail chain beginning with last entry from C. Stiles dated August 29, 2006. (T-1023)

6) Estimate for Pig Launcher Foundation Credit (T-1029)

7) J. Kaucher e-mail dated August 22, 2006 (T-1029)

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SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004

CHANGE ORDER NUMBER: SP/BE-040

DATE OF CHANGE ORDER: December 11, 2006

Bundle of Changes #5 – SPLNG Scope Revisions Based On FERC Review/Comment, Low-Low Amp Shutdown, and Pig Launcher Foundation Credit.

Adjustment to Contract Price
The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002 to 0028, 0031, 0033 to 0035) (#SP/BE-0038 to 0039)	$105,614,019
The Contract Price prior to this Change Order was	$752,550,019
The Contract Price will be increased by this Change Order in the amount of	$3,024,254
The new Contract Price including this Change Order and Bundle #4 will be	$755,574,273

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is April 3 2008 (1,095 Days following the NTP)

The Guaranteed Substantial Completion Date will be unchanged December 20, 2008.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1355 days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: See attached “Payment Milestones” for T-0081.

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: No Change.

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

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SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004

CHANGE ORDER NUMBER: SP/BE-040

DATE OF CHANGE ORDER: December 11, 2006

Bundle of Changes #5 – SPLNG Scope Revisions Based On FERC Review/Comment, Low-Low Amp Shutdown, and Pig Launcher Foundation Credit.

/s/ Stan Horton	/s/ C. Asok Kumar
* Charif Souki	Contractor
Chairman	C. Asok Kumar
Name
Project Director
Title
12-20-06	1/3/07
Date of Signing	Date of Signing

/s/ Stan Horton
* Stan Horton
President & COO Cheniere Energy

12-20-06
Date of Signing

/s/ Walter L. Williams
*Walter Williams
President Cheniere LNG

12-20-06
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky
Owner Representative

12/22/06
Date of Signing

* Required Owner signature – Mr. Horton may sign on behalf on Mr. Souki during Mr. Souki’s absence.

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